SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 2 to

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  March 27, 1997



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                     0-23954                    54-1589139
         (State of                  (Commission               (IRS Employer
      Incorporation)                File Number)             Identification No.)


         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                    (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                        Page No.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

         e.       Pro Forma Statement of Operations for
                  the quarter ended March 31, 1997
                  (unaudited)

                  Pro Forma Balance Sheet as of
                  March 31, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1996
                  (unaudited)

         The Company hereby amends Item 7.e. of its Current Report on Form 8-K dated March 27, 1997 as follows:

                                   ITEM 7.e.

Pro Forma Statement of Operations for the quarter ended March 31, 1997
(unaudited)

The Unaudited Pro Forma Statement of Operations for the three-month period ended March 31, 1997 is presented as if 5 of the 7 Property acquisitions during 1997 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended March 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                                                Historical           Westchase           Paces Arbor
                                                               Statement of          Pro Forma            Pro Forma
                                                                Operations          Adjustments          Adjustments
                                                           --------------------------------------------------------------
Date of Acquisitions                                                   -              1/15/97               3/1/97

Revenues from rental properties                                $15,023,222            $166,656             $128,993
Rental expenses:
                Utilities                                        1,316,722              12,070                3,888
                Repairs and maintenance                          1,475,859              25,811               19,399
                Taxes and insurance                              1,396,859              16,024                8,094
                Property management fee                                -                -                    -
                Property management                                264,810              -                    -
                Advertising                                        440,422               4,139                3,154
                General and administrative                         412,835              -                    -
                Amortization and other depreciation                  7,641              -                    -
                Depreciation of rental property                  3,184,003              -                    -
                Other operating expenses                         1,093,652              -                    -
                Other                                              359,386              12,416                9,461
                Management contract termination                    135,999              -                    -
                                                           --------------------------------------------------------------

                                                                10,088,188              70,460               43,996

Income before interest income (expense)                          4,935,034              96,196               84,997
Interest income                                                    383,170              -                    -
Interest expense                                                (1,316,464)             -                    -
                                                           --------------------------------------------------------------

Net Income                                                      $4,001,740             $96,196              $84,997

Net income per share                                                 $0.14
                                                                    ======

Wgt. avg. number of shares outstanding                          28,424,683
                                                                ===========









                                                            Paces Forest          Ashley Run            Carlyle
                                                             Pro Forma            Pro Forma            Pro Forma
                                                            Adjustments          Adjustments          Adjustments
                                                       -----------------------------------------------------------------
Date of Acquisitions                                           3/1/97              4/30/97              4/30/97

Revenues from rental properties                               $154,702             $687,615            $478,382
Rental expenses:
                Utilities                                        4,815               43,534              47,960
                Repairs and maintenance                         19,103               89,251              69,304
                Taxes and insurance                              9,108               51,930              35,227
                Property management fee                         -                    -                   -
                Property management                             -                    -                   -
                Advertising                                      3,298               13,030               9,257
                General and administrative                      -                    -                   -
                Amortization and other depreciation             -                    -                   -
                Depreciation of rental property                 -                    -                   -
                Other operating expenses                        -                    -                   -
                Other                                            9,894               39,089              27,771
                Management contract termination                 -                    -                   -
                                                      ------------------------------------------------------------------

                                                                46,218              236,834             189,519

Income before interest income (expense)                        108,484              450,781             288,863
Interest income                                                 -                    -                   -
Interest expense                                                -                    -                   -
                                                      ------------------------------------------------------------------

Net Income                                                    $108,484             $450,781            $288,863

Net income per share


Wgt. avg. number of shares outstanding





                                                              1997
                                                           Pro Forma                     Total
                                                          Adjustments                  Pro Forma
                                                       -------------------------    ----------------
Date of Acquisitions                                           -                                -

Revenues from rental properties                                -                        $16,639,570
Rental expenses:
                Utilities                                      -                          1,428,989
                Repairs and maintenance                        -                          1,698,727
                Taxes and insurance                            -                          1,517,242
                Property management fee                        -                                  0
                Property management                            -                            264,810
                Advertising                                    -                            473,300
                General and administrative                     -                            412,835
                Amortization and other depreciation            -                              7,641
                Depreciation of rental property              286,994  (A)                 3,470,997
                Other operating expenses                       -                          1,093,652
                Other                                          -                            458,017
                Management contract termination                -                            135,999
                                                       -------------------------     --------------

                                                             286,994                     10,962,209

Income before interest income (expense)                     (286,994)                     5,677,361
Interest income                                                -                            383,170
Interest expense                                            (211,190) (B)                (1,527,654)
                                                       -------------------------        -------------

Net Income                                                 ($498,184)                    $4,532,877

Net income per share                                                                          $0.14
                                                                                              =====

Wgt. avg. number of shares outstanding                     3,085,267  (C)                31,509,950
                                                          ===========                 ===============





(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the company. The weighted average life of the property depreciated was 27.5 years.

(B) Represents the interest expense for 3 of the 5 Properties for the period in which the properties were not owned for the three month period ended March 31, 1997, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run and Carlyle based upon purhase prices of $18,000,000 and $11,580,000, respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Balance Sheet as of March 31, 1997 (unaudited)

The Unaudited Pro Forma Balance Sheet gives effect to the 2 Property acquisitions in April, 1997 having occurred on March 31, 1997.

The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.


                                             Historical           Ashley Run            Carlyle
                                               Balance            Pro Forma            Pro Forma                     Total
                                                 Sheet            Adjustments          Adjustments                  Pro Forma
                                          --------------------------------------------------------------       -------------------
ASSETS                                                             4/30/97               4/30/97
Investment in Rental Property
   Land                                      $52,926,166        $   3,780,000        $   3,589,800                 $60,295,966
   Building                                  279,951,281           14,220,000            7,990,200                 302,161,481
   Property Improvements                      30,901,524               -                    -                       30,901,524
   Furniture                                   7,048,084               -                    -                        7,048,084
                                          --------------------------------------------------------------       -------------------
                                             370,827,055           18,000,000           11,580,000                 400,407,055
   Less accumulated depreciation             (15,523,819)              -                    -                      (15,523,819)
                                          --------------------------------------------------------------       -------------------
                                             355,303,236           18,000,000           11,580,000                 384,883,236

   Cash and cash equivalents                   4,005,142               -                    -                        4,005,142
   Prepaid expenses                              385,529               -                    -                          385,529
   Other assets                                3,591,208               -                    -                        3,591,208
                                          --------------------------------------------------------------       --------------------
                                               7,981,879               -                    -                        7,981,879
                                          --------------------------------------------------------------       --------------------

                                            $363,285,115          $18,000,000          $11,580,000                $392,865,115
                                          ==============================================================       ===================

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                             $93,395,949          -                         -                      $93,395,949
   Accounts payable-related party              7,433,092          -                         -                        7,433,092
   Accounts payable                              712,192          -                         -                          712,192
   Accrued expenses                            2,558,234          -                         -                        2,558,234
   Rents received in advance                     193,312          -                         -                          193,312
   Tenant security deposits                    1,737,330          -                         -                        1,737,330
                                          --------------------------------------------------------------       -------------------
                                             106,030,109          -                         -                      106,030,109

Shareholders' equity
   Common stock                              281,961,091           18,000,000           11,580,000  (A)            311,541,091
   Deferred Compensation                         (49,501)         -                         -                          (49,501)
   Distributions in excess of net income     (24,656,584)         -                         -                      (24,656,584)
                                          --------------------------------------------------------------       ------------------
                                             257,255,006           18,000,000           11,580,000                 286,835,006
                                          --------------------------------------------------------------       -------------------

                                            $363,285,115          $18,000,000          $11,580,000                $392,865,115
                                          ==============================================================       ===================

(A) Reflects the acquisition of the two properties using proceeds of the common stock offering in April, 1997, yielding net proceeds of $9.5875 per share to the Company.

Pro Forma Statement of Operations for the year ended December 31, 1996
(unaudited)

The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if 20 of the 21 Property acquisitions during 1996 and 5 of the 7 Property acquisitions during 1997 had occurred on January 1, 1996. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended December 31, 1996 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.


                                          Historical                               Pro Forma        Westchase     Paces Arbor
                                         Statement of      1996       Pro Forma    Before 1997      Pro Forma      Pro Forma
                                          Operations   Acquisitions  Adjustments   Acquisitions    Adjustments    Adjustments
                                          ------------  ------------  -----------  ------------    -----------    -----------
Date of Acquisitions                                 -           -                                   1/15/97         3/1/97

Revenues from rental properties            $40,352,955 $11,707,374           -      $52,060,329     $1,999,870     $773,960
Rental expenses:
        Utilities                            3,870,541     816,694           -        4,687,235        144,841       23,325
        Repairs and maintenance              4,203,180   1,883,845           -        6,087,025        309,732      116,391
        Taxes and insurance                  3,275,422     947,968           -        4,223,390        192,289       48,563
        Property management fee              1,243,215           -     603,961 (A)    1,847,176              -            -
        Property management                    741,257           -           -          741,257              -            -
        Advertising                          1,126,295     306,249           -        1,432,544         49,665       18,921
        General and administrative           1,495,528           -      97,860 (B)    1,593,388              -            -
        Amortization and other depreciation     47,133           -           -           47,133              -            -
        Depreciation of rental property      8,068,063           -   2,513,278 (C)   10,581,341              -            -
        Other operating expenses             2,638,183           -           -        2,638,183              -            -
        Other                                  151,537     927,643           -        1,079,180        148,994       56,764
        Management contract termination     16,526,012           -           -       16,526,012              -            -
                                          ------------  ------------  -----------  ------------    -----------    -----------

                                            43,386,366   4,882,399   3,215,099       51,483,864        845,521      263,964

Income before interest income (expense)     (3,033,411)  6,824,975  (3,215,099)         576,465      1,154,349      509,996
Interest income                                287,344           -           -          287,344              -            -
Interest expense                            (1,423,782)          - ( 2,991,838)(D)   (4,415,620)             -            -
                                          ------------  ----------  -----------    ------------    -----------    -----------

Net Income                                 ($4,169,849) $6,824,975 ($6,206,937)     ($3,551,811)    $1,154,349     $509,996

Net income per share                            ($0.21)                                  ($0.14)
                                          ------------                             ------------
Wgt. avg. number of shares outstanding      20,210,432               4,693,325 (E)   24,903,757
                                          ------------              ==========     ============



                                            Paces Forest   Ashley Run     Carlyle
                                             Pro Forma      Pro Forma     Pro Forma      Pro Forma         Total
                                            Adjustments    Adjustments   Adjustments    Adjustments      Pro Forma
                                            ------------   -----------   -----------    -----------      ---------
Date of Acquisitions                           3/1/97        4/30/97       4/30/97                                -

Revenues from rental properties               $928,214      $2,750,461    $1,913,527              -     $60,426,361
Rental expenses:
        Utilities                               28,891         174,135       191,838              -       5,250,265
        Repairs and maintenance                114,620         357,004       277,214              -       7,261,986
        Taxes and insurance                     54,649         207,720       140,909              -       4,867,520
        Property management fee                      -               -             -       $302,088 (A)   2,149,264
        Property management                          -               -             -              -         741,257
        Advertising                             19,788          52,118        37,029              -       1,610,065
        General and administrative                   -               -             -              -       1,593,388
        Amortization and other depreciation          -               -             -              -          47,133
        Depreciation of rental property              -               -             -      1,482,143 (C)  12,063,484
        Other operating expenses                     -               -             -              -       2,638,183
        Other                                   59,364         156,355       111,086              -       1,611,743
        Management contract termination              -               -             -              -      16,526,012
                                            ------------   -----------   -----------    -----------      ----------

                                               277,312         947,332       758,076      1,784,231      56,360,300

Income before interest income (expense)        650,902       1,803,129     1,155,451     (1,784,231)      4,066,061
Interest income                                      -               -             -              -         287,344
Interest expense                                     -               -             -     (1,657,643)(D)  (6,073,263)
                                            ------------   -----------   -----------    -----------      ----------

Net Income                                    $650,902      $1,803,129    $1,155,451    ($3,441,874)    ($1,719,858)

Net income per share                                                                                         ($0.06)
                                                                                                         ----------
Wgt. avg. number of shares outstanding                                                    3,085,267 (F)  27,989,024
                                                                                        ===========      ==========




(A) Represents the property management fee of 5% of rental income and the processing costs equal to $2.50 per apartment unit per month charged by the external management company for the period of time not owned by the Company until the management contract was terminated in September, 1996.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company until the time the advisor contract was terminated in September, 1996.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for the properties for the period in which the properties were not owned for the year ended December 31, 1996, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(E) Represents additional common shares used to purchase 16 of the 21 properties purchased during 1996 using the proceeds of the "best efforts" common stock offering with net proceeds of $9.79 per share to the Company.

(F) Represents additional common shares used to purchase Ashley Run and Carlyle based upon purchase prices of $18,000,000 and $11,580,000, respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.


Date: July 31, 1997                 By:/s/ Stanley J. Olander, Jr.
                                       ---------------------------
                                         Stanley J. Olander, Jr.
                                         Chief Financial Officer of
                                         Cornerstone Realty Income
                                         Trust, Inc.



                                      -8-